3. Significant Accounting Policies: Share Capital (Policies)	12 Months Ended
Jul. 31, 2019
Policies
Share Capital

(i)     Share Capital

Instruments issued by the Company are classified as equity only to the extent that they do not meet the definition of a financial liability or financial asset. The Company's common and convertible preferred shares are classified as equity instruments. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction, net of tax, from the proceeds. The proceeds from issuance of units are allocated between shares and warrants based on the residual method. Under this method, the proceeds are allocated first to share capital based on the fair value of the shares at the time the units are issued and any residual value is allocated to warrant reserve.